UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

June 25, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective June 25, 2009, upon approval by shareholders at out 2009 Annual Meeting, our 2008 Stock Option Plan and our 1998 Stock Option Plan were each amended to provide that participants could require us to withhold common stock upon exercise of options for payment of exercise price and withholding taxes under such plans.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2009, we amended Article THIRD of our Certificate of Incorporation to reduce the number of authorized shares of common stock to 100,000,000 from 650,000,000 and to eliminate all preferred stock, none of which preferred stock was outstanding.  We filed the amendment with the New York Secretary of State following approval of the amendment at out 2009 Annual Meeting of Shareholders held on June 25, 2009.  The Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description

3.1	Certificate of Incorporation, as restated on August 13, 2004 and as amended through June 25, 2009

10.1	2008 Stock Option Plan, as amended on June 25, 2009 (incorporated by reference to Appendix B to our Proxy Statement filed on May 12, 2009)

10.2	1998 Stock Option Plan, as amended on June 25, 2009 (incorporated by reference to Appendix C to our Proxy Statement filed on May 12, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

Date: June 25, 2009	By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Incorporation, as restated on August 13, 2004 and as amended through June 25, 2009

10.1	2008 Stock Option Plan, as amended on June 25, 2009 (incorporated by reference to Appendix B to our Proxy Statement filed on May 12, 2009)

10.2	1998 Stock Option Plan, as amended on June 25, 2009 (incorporated by reference to Appendix C to our Proxy Statement filed on May 12, 2009)